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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 APRIL 23, 2003

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                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)

DELAWARE                                        0-25370                          45-0491516
(State or Other Jurisdiction                   (Commission                       (IRS Employer
of Incorporation)                              File Number)                      Identification No.)

                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 801-1100
                             (Registrant's telephone
                          number, including area code)

                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

In a press release, dated April 23, 2003, we announced that we intend to offer, pursuant to Rule 144A and Regulation S under the Securities Act of 1933, $250 million in principal amount of senior subordinated notes due 2010. The securities to be offered will not be and have not been registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from the registration requirements of the Securities Act of 1933. We intend to use the proceeds from the offering, together with cash on hand, to repurchase our 11% Senior Subordinated Notes due 2008.

In another press release, dated April 23, 2003, we announced that we have commenced a tender offer for all $272.25 million aggregate principal amount of its outstanding 11% Senior Subordinated Notes due 2008.

Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

         99.1     Press release, dated April 23, 2003.

         99.2     Press release, dated April 23, 2003.



                                      -2-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RENT-A-CENTER, INC.




Date: April 23, 2003           By: /s/ MARK E. SPEESE
                                  ----------------------------------------------
                                  Mark E. Speese
                                  Chief Executive Officer and
                                  Chairman of the Board



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                                  EXHIBIT INDEX

           EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
           -----------                   ----------------------
              99.1                 Press Release, dated April 23, 2003
              99.2                 Press Release, dated April 23, 2003